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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                         ----------------------------

                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                                 APRIL 6, 1998
               Date of Report (Date of earliest event reported)

                            WHITE RIVER CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                     0-22604                   93-1011071
(State or other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

      2 GANNETT DRIVE, SUITE 200                                    10604
        WHITE PLAINS, NEW YORK                                   (Zip Code)
(Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (914) 251-0237
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ITEM 5.  OTHER EVENTS.

White River Corporation announced on April 7, 1998 the signing of Amendment Number 1 to the Amended and Restated Agreement and Plan of Merger ("Amendment"), dated as of April 6, 1998, by and among Demeter Holdings Corporation, WRC Merger Corp., WRV Merger Corp. White River and White River Ventures, Inc. which amended the Amended and Restated Agreement and Plan of Merger, dated as of December 11, 1997, by and among the parties to the Amendment.

A copy of the Amendment is filed as Exhibit 2.1 and is incorporated herein by reference.

A press release from White River with respect to the signing of the Amendment was issued on April 7, 1998. A copy of such release is filed as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

              Exhibit 2.1. Amendment Number 1 to the Amended and Restated Agreement and Plan of Merger, dated as of April 6, 1998.

              Exhibit 99.1. Press release of White River Corporation dated April
                            7, 1998.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 17, 1998



                                    White River Corporation



                                    /s/ Michael E.B. Spicer
                                    --------------------------------------------
                                    Name:  Michael E.B. Spicer
                                    Title: Chief Financial Officer, Corporate
                                           Secretary and Treasurer
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                                 EXHIBIT INDEX



Exhibit No.     Description
-----------     -----------


2.1 Amendment Number 1 to the Amended and Restated Agreement and Plan of Merger, dated as of April 6, 1998.

99.1            Press release of White River Corporation dated April 7, 1998.